UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): April 15, 2011

MATCHES, INC.

 (Exact name of registrant as specified in its charter)

WYOMING

(State or other jurisdiction of incorporation)

333-149293

68-0664590

(Commission File Number)     (IRS Employer Identification No.)

Suzhou Jinkai Textile Co.,Ltd,Yongle Development Zone, Huangjing Town,

Taicang City, Jiangsu Province, China, 215427(Address of principal executive offices and zip code)

(86)-512-53818777

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The practice of Bernstein & Pinchuk LLP (“B&P”), the Company’s independent registered public accounting firm, entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) in a transaction pursuant to which B&P merged its China operations into MarcumBP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP. Accordingly, effective April 12, 2011, B&P effectively resigned as the Company's independent registered public accounting firm and MarcumBP became the Company's independent registered public accounting firm. This change in the Company's independent registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors on April 13th.

The principal accountant's reports of B&P on the financial statements of the Company as of and for the year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report did contain an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern.

During the year ended 2010 and through the effective date of the Merger, there were no disagreements with B&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to B&P’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the year ended December 31, 2010, and through April 12, 2011, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the year ended December 31, 2010 and through April 12, 2011, the effective date of the Merger, the Company did not consult with MarcumBP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided B&P with a copy of the foregoing disclosure and requested B&P to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated April 18th, furnished by Bernstein & Pinchuk LLP, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

 (d)  Exhibits.

Exhibit No.

Description

16.2

Letter from Bernstein & Pinchuk, LLC. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 18, 2011

Matches, Inc.

By: /s/    Chen Jinle

Name: Chen Jinle

Title: Chief Executive Officer

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